(GRAPHIC APPEARS HERE)


                                 Communications
                                      Fund

                                 Annual Report
                               December 31, 1999

REPORT HIGHLIGHTS

o We are pleased to report that our total return for fiscal year ended December 31, 1999 was 45.47% for Class A Shares. Morningstar also awarded your fund a five-star overall rating among 3,469 domestic equity funds.(2)

o Regulation and consolidation continue to be industry-shaping issues. However, we believe other important trends like applications development and globalization will become increasingly important influences on the growth of the industry.

o Concerns regarding commoditization of long distance voice service and local telephone competition during fiscal 1999 caused weakness in the stock performance of our large long distance and telephone company holdings. We view these concerns as short-term in nature and look to the long-term strength of the underlying Internet and international-related services revenue growth.

o We have been successful in identifying and capitalizing on emerging technologies and trends within key segments. Our investment in Novell demonstrates a conviction that its emerging directory-based technology will address the challenge of managing resources on the Internet. We will continue to work towards finding more developing trends and emerging technologies.

FUND PERFORMANCE

Growth of a $10,000 Investment in Class A Shares(1)
January 18, 1984-December 31, 1999


                             (GRAPHIC APPEARS HERE)


                     Value of                              Total
                     original                            value of
                 investment +                          investment
                       income                           (income +
                distributions                       appreciation)
                      $19,944                            $266,610
1/84                   10,000                              10,000
"1984"                 10,557                              11,503
12/85                  11,392                              14,850
"1986"                 12,227                              18,517
12/87                  12,946                              18,795
"1988"                 13,650                              22,530
12/89                  14,508                              33,534
"1990"                 15,196                              31,001
12/91                  15,909                              38,216
"1992"                 16,559                              42,972
12/93                  17,209                              50,756
"1994"                 17,890                              47,546
12/95                  18,408                              63,445
"1996"                 18,996                              71,982
12/97                  19,615                              98,874
"1998"                 19,781                             183,270
6/99                   19,797                             224,438
"1999"                 19,944                             266,610


Average Annual Total Return(1)
                                    Class A         Class B        Class C
For the periods ended 12/31/99      Shares          Shares          Shares
----------------------------------------------------------------------------
One Year                               45.47 %         44.42 %     44.33%
Five Years                             41.16 %           --           --
Ten Years                              23.03 %           --           --
Since Inception                       1/18/84         1/3/95       11/1/98
                                       22.85 %         40.20 %      84.21%


(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected for Class A Shares, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Please review the Additional Performance Information on page 10.

LETTER TO SHAREHOLDERS

Fellow Shareholders:

         We are pleased to report our total return for fiscal year ended December 31, 1999 was 45.47% for Class A Shares. Your fund was also awarded a five-star overall rating from Morningstar(2).

         After four consecutive years of outstanding performance against other communications funds, we lagged our peer group in 1999, despite our solid absolute total return. The under performance of our major large service provider holdings consisting of local telephone and long distance companies that include SBC Communications, Inc., MCI WorldCom, Inc., AT&T Corp., Bell Atlantic Corp., and GTE Corp., created a significant drag on the fund's performance. We will go into issues related to the group later but would like to emphasize our confidence in the long-term prospects of our large carrier investments.

Industry Trends

         Regulation and consolidation continue to be important industry-shaping issues; but we believe that there are other emerging trends that are becoming increasingly important influences on the growth of the industry. Applications development and globalization are two developments that will increasingly shape telecommunications.

Applications Development

         We define an application as the use of communications and information technology to redesign a business process and thereby achieve significant improvement in business performance. Examples of applications include electronic commerce (E-commerce), and enterprise resource planning (ERP). Applications are increasingly influencing a business's strategy in pricing, distributing, and servicing products. The underlying element of all business applications is the improved flow of information among multiple users within a given universe. The need to link diverse interests in a business process whether purchasers and suppliers or consumers and retailers makes telecommunications an enabler of all business applications.

----------
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1999 and are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Flag Investors Communications Fund received a 5 star rating for the 3-year, 5-year, and 10-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars. The fund was rated among 3,469, 2,180 and 770 Domestic Equity Funds for the 3, 5, and 10 year periods, respectively.

         The greater acceptance and deployment of business applications has introduced a new platform known as network based applications for accessing the technology and driving greater volumes of traffic over communications networks. Users would pay for the service but not the people or hardware and software necessary to run a particular application. Service providers own the infrastructure that hosts applications and ensures customers have the necessary access to conduct their business. This growing process of network-based applications benefits both the customer, by reducing total cost of ownership, as well as the service provider with growing "hosting" fees and network revenues. We are looking for network providers to become active in the "hosting" environment and collaborate more with applications service providers (ASPs).

Globalization

         The benefits of widely available, low-cost telecommunications technology is not unique to the United States. With the Internet as a catalyst for growth, communications has expanded beyond U.S. boundaries and truly set the stage for a seemless, global electronic economy. With foreign Internet subscription rates growing at faster rates than the U.S., international markets will become an important source of revenue for service and equipment providers.

         The European Union's competitive mandate of January 1998 set the stage for a major overseas market transition from monopoly to competition. The end of national telephone monopolies has created opportunities for new players in the Pan European market.

         We are very excited about the affect of the growth of the Internet overseas and the opening of foreign markets, and continue to follow the developments of these markets. Our investment in Royal KPN N.V. and Global Telesystems Group, Inc. has benefited from the changing environment overseas. Both Royal KPN N.V. and Global Telesystems Group, Inc. have performed well and we intend to selectively evaluate additional potential overseas investments. Overseas markets also provide significant growth opportunities for our established equipment companies like Sun Microsystems, Inc.

Regulation

         Although the shift from regulation to competition has taken longer than we anticipated, the regulatory influence on our major telephone company holdings is beginning to decrease. In December of 1999, Bell Atlantic Corp. received permission from The Federal Communications Commission (FCC) to provide long-distance service to customers in the State of New York. Although local telephone company entry into all major long distance markets will not occur until about mid 2001, Bell Atlantic Corp.'s entry into the New York long-distance market is the final step toward transitioning the Regional Bell Operating Companies (RBOC's) from local telephone companies to full service telecommunications providers.

         While traditional telephone company regulation is declining, new, more complex regulatory issues are arising from the proliferation of the Internet. Issues such as open cable access which is a potential regulatory requirement for cable companies to offer wholesale access to competing network service providers are taking a prominent role on the regulatory agenda. Implementation of open access on cable companies would result in the loss of the ability to exclusively provide broadband Internet access through cable modem offerings. Clearly, the loss of this exclusivity would have a negative effect on the value of a cable franchise. Questions surrounding open access are further complicated by the FCC's stated commitment to avoid any regulatory oversight of the Internet. Since open access is related to the Internet, it will force the FCC to make tough choices outside their traditional regulatory universe. Open access is just one example of the complicated Internet-related issues facing not only the regulators, but investors as well. It will receive a great deal of our attention going forward.

Consolidation

         The pending mergers of MCI WorldCom, Inc. and Sprint Corp., and AT&T Corp. and Media One are receiving increased scrutiny from both the FCC and the Department of Justice. A major concern by regulators is the ability of one single company to exercise monopolistic influence over the Internet.

         Mergers among large carriers may not be as active, but consolidation activity will continue. We see that the large carriers' focus will shift toward filling in holes in critical service areas like web hosting and ISP service. Smaller Internet players must decide whether to serve a market niche or aggregate subscriber traffic through a merger.

Established Carriers

         Concerns surrounding the commoditization of long-distance voice service and local telephone competition caused weakness in the stock performance of our large long-distance and telephone company holdings. We view these concerns as short-term in nature and look more towards their long-term positioning in the context of the market's strong growth trends. Just as quickly as the price revisions started, we saw a quick return to rationality and price stabilization. The new long-distance market entrant in New York State, Bell Atlantic Corp., announced pricing plans that were consistent with ones offered by existing carriers. Long-distance voice pricing pressure also overshadows the underlying strength of revenue growth derived from Internet and international-related services.

         We recognize that no carrier has the facilities in place to provide end-to-end solutions that include local service, Internet, wireless, international and long-distance. Each company has expertise in several key service areas and the ability to complement core network strengths with affiliations and joint ventures to complete a service mix. For example, when SBC Communications, Inc. is eventually permitted to provide long-distance service in local markets, the company will not have to build or purchase long-distance facilities. A joint venture with Williams Communications Group will enable them to meet customer service needs without having to make the capital investment in their own long-distance network. The large carrier customer base and the ability to support that base with strong customer service and back office support is a key asset in retaining and growing that base. The one thing that is certain about the telecommunications business is unless you're doing a great deal of it, it is not very profitable.

         The evolving telecommunications market is not completely devoid of new business opportunities. Changes in other industries, like network-hosted applications, create new sources of revenue. Network service companies can add additional value for their customers by supplementing network services with web hosting. SAP America, an applications service provider (ASP) has teamed with Qwest Communications International, Inc. to offer professional, transportation, and human resources service software to businesses. Qwest Com-munications International, Inc. is just one example of a carrier leveraging core network expertise into the new business of web hosting and the formation of a mutually beneficial joint venture.

         Although we still make the distinction, we believe in the not too distant future, it will be difficult to distinguish between local telephone and long-distance service. We are very enthusiastic about the positioning and available growth opportunities of our holdings in both long-distance and local telephone.

Looking to the Future

         Although the rate of change is becoming faster, our view is that telecommunications is evolutionary rather than revolutionary. As we have followed the evolution of this industry, we have been able to identify the long-term trends and concentrate our investments in segments that we felt provided the most

LETTER TO SHAREHOLDERS (CONCLUDED)


opportunity. After seeing early Internet growth, we were able to find leaders in Internet infrastructure such as our ownership of Sun Microsystems, Inc., a company, at the time of our investments, not readily associated with the Internet.

         We have been successful in identifying and capitalizing on emerging technologies and trends within key segments. However, there is always room to improve our investment efforts. Digging deeper to identify additional shorter-term cycles or smaller, potential high-growth markets, without compromising our investment discipline, will be a major focus for us in the future. With the build-out of the Internet, we uncovered an emerging technology directory service through our investment in Novell, Inc. In the future we will work towards finding more developing trends.

Best Performers

         We felt it was important to highlight the major factors behind some of the fund's holdings that posted disappointing results this year. However, offsetting weakness in the large carrier segment has been strong performances in communications equipment, communications software, international, and specialty services.

         You might notice that Clearnet Communications, Inc. was among the fund's top performers in fiscal 1999. Clearnet, a Canadian wireless provider, was a subject of last year's annual letter because it was one of our weakest performers. In our 1998 letter we discussed how we believed that business fundamentals and skilled management would yield the desired long-term results. Clearly, we were rewarded for looking past short-term issues and concentrating on important long-term fundamentals.


Top Ten Best Performers                                Percent
Security                                                Gain
------------------------------------------------------------------
Sprint Corp. (PCS Group)                               343.2%
Clearnet Communications                                323.1%
XM Satellite Radio (a)                                 217.7%
Global Crossing Ltd. (a)                               201.5%
Sun Microsystems (a)                                   195.2%
Telefonos De Mexico                                    131.1%
Novell Incorporated                                    120.3%
Royal KPN Nederlands (a)                               117.9%
America Online    95.6%
Winstar Communications                                  92.9%
------------------------------------------------------------------

----------
(a) Added mid-period.

         As we anticipated, the list changed substantially from last year. Only Novell, Inc. and America Online, Inc. remain from last year's top ten performers. New additions Sun Microsystems, Inc. and Royal KPN N.V. represent our interest in selectively increasing our weightings in key segments like Internet infrastructure and international. We expect that emerging trends will favor industry segments represented in the fund going forward but we will continue to look for new investments to further increase our investment return.

Conclusion

         Thank you, again, for your continued support. We are very enthusiastic about the future of your fund. We believe our holdings are well positioned in key growth areas of the industry and offer great value. We have the flexibility to identify and invest in areas of opportunity which will generate attractive long-term results.

         Sincerely,

/s/ Bruce E. Behrens                     /s/ Liam D. Burke

Bruce E. Behrens                         Liam D. Burke
Co-Portfolio Manager                     Co-Portfolio Manager

January 19, 2000

FLAG INVESTORS COMMUNICATIONS FUND

Dividend Declaration

                             1999 Year-End Dividend

   The Board of Directors declared a year-end per share distribution payable on December 13, 1999 to shareholders of record on December 6, 1999.

                                Class A    Class B    Class C    Institutional
                                 Shares     Shares     Shares       Shares

   Long-term capital gains       $3.74      $3.74      $3.74        $3.74
   Short-term capital gains       0.12       0.12      0.12         0.12
                                 -----     ------      -----       ------
   Total distributions           $3.86      $3.86      $3.86        $3.86



                          Dividends for Calendar 1999

   Total dividends declared for calendar 1999 are as follows:

                                 Class A    Class B    Class C   Institutional
                                 Shares     Shares     Shares       Shares

   Long-term capital gains        $5.31      $5.31      $5.31       $5.31
   Short-term capital gains        0.12       0.12       0.12        0.12
   Income                          0.21       0.07       0.07        0.28
                                  -----      -----      -----       -----
   Total distributions            $5.64      $5.50      $5.50       $5.71


   Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvesting at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS COMMUNICATIONS FUND

   Communications Holdings                                Percent of Net Assets

     I.  Regional Bell Operating Companies
             (RBOCs):
             Bell Atlantic Corp.                                        1.8%
             SBC Communications, Inc.                                  10.2
             U.S. West, Inc.                                            4.7
                                                                       ----
                                                                       16.7

    II.  Independent Local Exchange Carriers:
             Alltel Corp.                                               1.4
             GTE Corp.                                                  3.6
                                                                       ----
                                                                        5.0

   III.  Long Distance Telephone Companies:
             AT&T Corp.                                                 1.4
             General Communication, Inc.                                0.1
             MCI Worldcom, Inc.                                         5.0
             Qwest Communications International, Inc.                   2.5
             Sprint Corp.                                               1.3
             Williams Communications Group                              2.7
                                                                       ----
                                                                       13.0
    IV.  Foreign Telephone Companies:
             Clearnet Communications - Class A                          1.0
             Global Crossing Ltd.                                       3.4
             Global Telesystems Group, Inc.                             2.4
             Royal KPN N.V.                                             2.2
             Telefonica de Espana ADR                                   1.1
             Telefonos de Mexico SA ADR                                 1.1
             Teleglobe, Inc.                                            2.5
             Vodafone Airtouch PLC ADR                                  1.2
                                                                       ----
                                                                       14.9
     V.  Communication Equipment Providers:
             3Com Corp.                                                 1.9
             Black Box Corp.                                            1.6
             Lucent Technologies, Inc.                                  2.8
             Storage Technology Corp.                                   0.4
             Sun Microsystems, Inc.                                     5.4
                                                                       ----
                                                                       12.1

    VI.  Specialty Communication Services:
             America Online, Inc.                                      11.5
             American Mobile Satellite Corp.                            0.6
             Comsat Corp.                                               0.3
             Convergys Corp.                                            1.8
             First Data Corp.                                           0.8
             General Motors Corp. - Class H (Hughes Electronics)        2.5
             News Ltd. ADR                                              0.8
             Novell, Inc.                                               4.5
             Orbital Sciences Corp.                                     0.4
             Paging Network, Inc.                                       0.1
             Sprint Corp. (PCS Group)                                   0.4
             Winstar Communications, Inc.                               2.2
             XM Satellite Radio Holdings - Class A                      0.7
                                                                       ----
                                                                       26.6

             Total Communications Industry                             88.3%
                                                                       ====

FLAG INVESTORS COMMUNICATIONS FUND


Additional Performance Information
            The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. TheSEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

         Both the line graph and the SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

         While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

         The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS COMMUNICATIONS FUND


Change in Value of a $10,000 Investment in Class A Shares(1)
January 18, 1984-December 31, 1999


                             (GRAPHIC APPEARS HERE)

                      S&P 500                   Flag Investors
                      Index $143,843            Communications Fund  $254,613

1983                  10,687                      9,550
1984                  10,687                     10,985
1985                  14,081                     14,182
1986                  16,714                     17,684
1987                  17,587                     17,949
1988                  20,501                     21,516
1989                  26,920                     32,025
1990                  26,085                     29,606
1991                  34,109                     36,496
1992                  36,715                     41,038
1993                  40,405                     48,472
1994                  40,918                     45,406
1995                  56,275                     60,590
1996                  69,212                     68,743
1997                  92,343                     94,425
1998                 118,852                    175,023
1999                 143,843                    254,613


Average Annual Total Return(1)

Periods Ended 12/31/99    1 Year    5 Years    10 Years   Since Inception(2)
   Class A Shares         38.92%     39.87%     22.47%          22.35%

----------
(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's 4.50% maximum sales charge. The S&P 500 Index is an unmanaged index that is a widely recognized indicator of general market performance.
(2) January 18, 1984.

FLAG INVESTORS COMMUNICATIONS FUND

Change in Value of a $10,000 Investment in Class B Shares(1)
January 3, 1995-December 31, 1999

                             (GRAPHIC APPEARS HERE)

                      Flag Investors                  S&P 500
                      Communication                   Index
                      Fund  $53,461                   $35,112

1/95                  10,000                           10,000
6/95                  11,697                           12,021
12/95                 13,397                           13,758
6/96                  14,743                           15,147
12/96                 16,477                           16,917
6/97                  19,854                           20,404
12/97                 21,984                           22,561
6/98                  25,886                           26,557
12/98                 37,090                           29,008
6/99                  45,431                           32,603
12/99                 53,461                           35,112


Average Annual Total Return(1)

Periods Ended 12/31/99           1 Year        5 Years     Since Inception(2)
   Class B Shares                38.64%           --              39.76%

----------
(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's applicable sales charge. The S&P 500 Index is an unmanaged index that is a widely recognized indicator of general market performance.
(2) January 3, 1995.

FLAG INVESTORS COMMUNICATIONS FUND


Additional Performance Information


Change in Value of a $10,000 Investment in Class C Shares(1)
November 1, 1998-December 31, 1999

                             (GRAPHIC APPEARS HERE)

                                Flag Investors        S&P 500
                                Communications        Index
                                Fund  $20,494         $13,577

11/1/98                         10,000                 10,000
12/31/98                        14,199                 11,217
6/30/99                         17,324                 12,607
12/31/99                        20,494                 13,577


Average Annual Total Return(1)

Periods Ended 12/31/99        1 Year       5 Years     Since Inception(2)
   Class C Shares             42.89%         --              84.14%

----------
(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's applicable sales charge. The S&P 500 Index is an unmanaged index that is a widely recognized indicator of general market performance.
(2) November 1, 1998.

FLAG INVESTORS COMMUNICATIONS FUND


Additional Performance Information (concluded)


Change in Value of a $10,000 Investment in Institutional Shares(1) June 4, 1998-December 31, 1999

                             (GRAPHIC APPEARS HERE)

                                Flag Investors        S&P 500
                                Communications        Index
                                Fund  $22,459         $13,759

6/4/98                          10,000                 10,000
6/30/98                         10,615                 10,406
12/31/98                        15,395                 11,367
6/30/99                         18,876                 12,776
12/31/99                        22,459                 13,759


Average Annual Total Return(1)

Periods Ended 12/31/99               1 Year     5 Years    Since Inception(2)
   Institutional Shares              45.89%        --           67.19%

----------
(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions. The S&P 500 Index is an unmanaged index that is a widely recognized indicator of general market performance.
(2) June 4, 1998.

FLAG INVESTORS COMMUNICATIONS FUND

Statement of Net Assets                                       December 31, 1999


  Shares                      Security                             Market Value
-------------------------------------------------------------------------------
Common Stock - 88.9%

  Communication Equipment Providers - 12.1%
   1,146,300     3Com Corp.(1)                                   $   53,876,100
     666,428     Black Box Corp.(1)                                  44,650,676
   1,060,940     Lucent Technologies, Inc.                           79,371,574
     630,000     Storage Technology Corp.(1)                         11,615,625
   1,960,000     Sun Microsystems, Inc.(1)                          151,777,500
                                                                 --------------
                                                                    341,291,475
                                                                 --------------

  Foreign Telephone Companies - 14.9%
     850,000     Clearnet Communications, Inc. -- Class A            29,218,750
   1,894,610     Global Crossing Ltd.(1)                             94,730,500
   1,950,000     Global Telesystems Group, Inc.(1)                   67,518,750
     658,757     Royal KPN N.V.                                      63,323,017
     407,503     Telefonica de Espana ADR(1)                         32,116,330
     285,000     Telefonos de Mexico SA ADR                          32,062,500
   3,085,200     Teleglobe, Inc.                                     69,995,475
     676,020     Vodafone Airtouch PLC ADR                           33,462,990
                                                                 --------------
                                                                    422,428,312
                                                                 --------------

  Independent Local Exchange Carriers - 5.0%
     480,000     ALLTEL Corp.                                        39,690,000
   1,425,000     GTE Corp.                                          100,551,562
                                                                 --------------
                                                                    140,241,562
                                                                 --------------

  Long Distance telephone companies - 13.0%
     800,000     AT&T Corp                                           40,600,000
     500,000     General Communication, Inc.(1)                       2,187,500
   2,631,003     MCI Worldcom, Inc.(1)                              139,607,597
   1,649,800     Qwest Communications International, Inc.(1)         70,941,400
     556,000     Sprint Corp.                                        37,425,750
   2,649,200     Williams Communications Group(1)                    76,661,225
                                                                 --------------
                                                                    367,423,472
                                                                 --------------

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Statement of Net Assets (concluded)                           December 31, 1999


   Shares/
  Par (000)                   Security                             Market Value
-------------------------------------------------------------------------------
  Non - Telephone Industry - 0.6%
     626,900     Centertrust Retail Properties                    $   6,073,094
     620,548     Conseco, Inc.                                       11,092,295
                                                                 --------------
                                                                     17,165,389
                                                                 --------------

  Regional Bell Operating Companies - 16.7%
     833,216     Bell Atlantic Corp.                                 51,294,860
   5,923,789     SBC Communications, Inc.                           288,784,714
   1,848,200     U.S. West, Inc.                                    133,070,400
                                                                 --------------
                                                                    473,149,974
                                                                 --------------
  SPecialty Communication Services - 26.6%
   4,308,000     America Online, Inc.(1)                            324,984,750
     853,900     American Mobile Satellite Corp.(1)                  17,985,269
     368,927     COMSAT Corp.                                         7,332,424
   1,668,000     Convergys Corp.(1)                                  51,291,000
     470,300     First Data Corp.                                    23,191,669
     725,000     General Motors Corp. -
                 Class H (Hughes Electronics)                        69,600,000
     600,000     News Ltd. ADR                                       22,950,000
   3,185,000     Novell, Inc.(1)                                    127,200,937
     645,347     Orbital Sciences Corp.(1)                           11,979,254
   3,000,000     Paging Network, Inc.(1)                             2,437,500
     100,000     Sprint Corp. (PCS Group)                            10,250,000
     825,000     WinStar Communications, Inc.                        62,081,250
     500,000     XM Satellite Radio Holdings-- Class A(1)            19,062,500
                                                                 --------------
                                                                    750,346,553
                                                                 --------------
Total Common Stock (Cost $1,132,551,816)                          2,512,046,737
                                                                 --------------

  Repurchase Agreements - 10.9%
     126,131     Goldman Sachs & Co., dated 12/31/99, 2.00%,
                 principal and interest in the amount of
                 $126,152,022 due 1/3/00, collateralized by
                 U.S. Treasury Bonds, par value of $143,384,000,
                 coupon rate from 0% to 13.875%, due from
                 1/31/00 to 8/15/17, market value of
                 $128,654,040.                                      126,131,000

FLAG INVESTORS COMMUNICATIONS FUND



  Par (000)                   Security                             Market Value
-------------------------------------------------------------------------------
     126,131     J.P. Morgan Securities, Inc., dated 12/31/99,
                 3.25%, principal and interest in the amount of
                 $126,165,160, due 1/3/00, collateralized by
                 U.S. Treasury Bonds, par value of $122,361,000,
                 coupon rate from 0% to 10.375%, due from
                 3/2/00 to 11/15/09, market value of
                 $128,653,858                                    $  126,131,000
      57,303     Morgan Stanley & Co., dated 12/31/99, 2.50%,
                 principal and interest in the amount of
                 $57,314,938, due 1/3/00, collateralized by U.S.
                 Treasury Bond, par value of $49,084,000, coupon
                 rate of 11.875%, due 11/15/03, market value of
                 $58,825,548                                         57,303,000
                                                                 --------------
Total Repurchase Agreements (Cost $309,565,000)                     309,565,000
                                                                 --------------
Total Investments - 99.8% (Cost $1,442,116,816)(2)                2,821,611,737

Other Assets in Excess of Liabilities - 0.2%                          6,122,422
                                                                 --------------
Net Assets - 100.0%                                              $2,827,734,159
                                                                 ==============
Net Asset Value and Redemption Price Per:

     Class A Share
       ($2,115,884,710 / 48,471,002 shares)                           $43.65
                                                                      ======
     Class B Share
       ($592,520,460 / 13,828,972 shares)                             $42.85(3)
                                                                      ======
     Class C Share
       ($91,175,734 / 2,126,250 shares)                               $42.88(4)
                                                                      ======
     Institutional Share
       ($28,153,255 / 643,324 shares)                                 $43.76
                                                                      ======
Maximum Offering Price Per:

     Class A Share ($43.65 / 0.955)                                   $45.71
                                                                      ======
     Class B Share                                                    $42.85
                                                                      ======
     Class C Share                                                    $42.88
                                                                      ======
     Institutional Share                                              $43.76
                                                                      ======

----------
(1) Non-income producing security.
(2) Aggregate cost for federal tax purposes was $1,438,011,516.
(3) Redemption value is $41.14 following a 4% maximum contingent deferred sales charge.
(4) Redemption value is $42.45 following a 1% maximum contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Statement of Operations

                                                                                For the
                                                                              Year Ended
                                                                              December 31,
------------------------------------------------------------------------------------------
                                                                                 1999
Investment Income:
     Dividends (net of foreign withholding tax $61,197)                   $  18,014,503
     Interest                                                                14,404,064
                                                                          -------------
                        Total income                                         32,418,567
Expenses:
     Investment advisory fee                                                 11,892,502
     Distribution fee
       Class A                                                                4,108,483
       Class B                                                                3,571,656
       Class C                                                                  412,375
     Transfer agent fee                                                       1,639,648
     Registration fee                                                           324,555
     Printing and postage                                                       184,399
     Accounting fee                                                             153,996
     Custodian fee                                                              146,539
     Professional fees                                                          119,155
     Directors' fees                                                             60,493
                                                                          -------------
     Miscellaneous                                                               75,969
                                                                          -------------
                        Total expenses                                       22,689,770
                                                                          -------------
     Net investment income                                                    9,728,797
                                                                          -------------
Realized and unrealized gain on investments:
     Net realized gain from security transactions                           246,532,613
     Change in unrealized appreciation/depreciation of investments          542,251,518
                                                                          -------------
     Net gain on investments                                                788,784,131
                                                                          -------------
Net increase in net assets resulting from operations                      $ 798,512,928
                                                                          =============


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Statements of Changes in Net Assets


                                                                 For the Years Ended December 31,
---------------------------------------------------------------------------------------------------
                                                                  1999                    1998
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income                                   $   9,728,797            $  3,605,198
     Net realized gain from security
       transactions                                            246,532,613             109,209,276
     Change in unrealized appreciation/
       depreciation of investments                             542,251,518             510,943,527
                                                            --------------          --------------
     Net increase in net assets resulting
       from operations                                         798,512,928             623,758,001
                                                            --------------          --------------
Distributions to Shareholders from:
     Net investment income and short-term gains:
       Class A Shares                                          (14,398,569)            (13,223,970)
       Class B Shares                                           (2,243,422)             (1,158,104)
       Class C Shares                                             (313,813)                 (8,002)
       Class D Shares(1)                                                --                (216,796)
       Institutional Class                                        (177,344)                 (3,699)
     Net realized long-term gains:
       Class A Shares                                         (228,017,933)            (31,466,328)
       Class B Shares                                          (56,779,941)             (3,523,412)
       Class C Shares                                           (7,495,878)                (25,235)
       Class D Shares(1)                                                --                (397,182)
       Institutional Class                                      (2,435,534)                (10,896)
                                                            --------------          --------------
     Total distributions                                      (311,862,434)            (50,033,624)
                                                            --------------          --------------
Capital Share Transactions
     Proceeds from sale of shares                            1,037,923,365             298,419,515
     Value of shares issued in reinvestment
       of dividends                                            277,388,583              42,901,943
     Cost of shares redeemed                                  (419,371,458)           (156,173,099)
                                                            --------------          --------------
     Increase in net assets derived from
       capital share transactions                              895,940,490             185,148,359
                                                            --------------          --------------
     Total increase in net assets                            1,382,590,984             758,872,736
Net Assets:
     Beginning of year                                       1,445,143,175             686,270,439
                                                            --------------          --------------
     End of year, (including distributions in excess of
          net investment income of $161,307 and $0
          respectively)                                     $2,827,734,159          $1,445,143,175
                                                            ==============          ==============

----------
(1) Class D Shares were converted to Class A Shares on November 20, 1998. (See
    Note 1 to the Financial Statements).


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)


                                                                For the
                                                               Year Ended
                                                               December 31,
-----------------------------------------------------------------------------
                                                                   1999
Per Share Operating Performance:
      Net asset value at beginning of year                     $    34.23
                                                               ----------
Income from Investment Operations:
      Net investment income                                          0.23
      Net realized and unrealized gain on investments               14.83
                                                               ----------
      Total from Investment Operations                              15.06
Less Distributions:
      Distributions from net investment income
        and net realized short-term gains                           (0.33)
      Distributions from net realized long-term gains               (5.31)
                                                               ----------
      Total distributions                                           (5.64)
                                                               ----------
Net asset value at end of year                                 $    43.65
                                                               ==========
Total Return(1)                                                     45.47%
Ratios to Average Daily Net Assets:
      Expenses                                                       0.96%
      Net investment income                                          0.62%

Supplemental Data:
      Net assets at end of year (000)                          $2,115,885
      Portfolio turnover rate                                          17%

----------
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.99% for the year ended December 31, 1995.

FLAG INVESTORS COMMUNICATIONS FUND



                        For the Years Ended December 31,
 ---------------------------------------------------------------------------
        1998              1997                 1996                 1995

    $    19.37          $  15.59             $  14.87             $  12.30
    ----------          --------             --------             --------

          0.12              0.27                 0.27                 0.40
         16.05              5.41                 1.67                 3.58
    ----------          --------             --------             --------
         16.17              5.68                 1.94                 3.98


         (0.40)            (0.40)               (0.38)               (0.41)
         (0.91)            (1.50)               (0.84)               (1.00)
    ----------          --------             --------             --------
         (1.31)            (1.90)               (1.22)               (1.41)
    ----------          --------             --------             --------
    $    34.23          $  19.37             $  15.59             $  14.87
    ==========          ========             ========             ========
         85.30%            37.36%               13.46%               33.44%

          1.05%             1.11%                1.14%                0.93%(2)
          0.48%             1.07%                1.74%                2.85%


    $1,275,775          $622,865             $505,371             $492,454
            14%               26%                  20%                  24%


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)


                                                                  For the
                                                                 Year Ended
                                                                 December 31,
-----------------------------------------------------------------------------
                                                                    1999
Per Share Operating Performance:
      Net asset value at beginning of period                      $  33.80
                                                                  --------
Income from Investment Operations:
      Net investment income/(loss)                                   (0.03)
      Net realized and unrealized gain on investments                14.58
                                                                  --------
      Total from Investment Operations                               14.55
                                                                  --------
Less Distributions:
      Distributions from net investment income
        and net realized short-term gains                            (0.19)
      Distributions from net realized long-term gains                (5.31)
                                                                  --------
      Total distributions                                            (5.50)
                                                                  --------
      Net asset value at end of period                            $  42.85
                                                                  ========
Total Return(2)                                                      44.42%
Ratios to Average Daily Net Assets:
      Expenses                                                        1.71%
      Net investment income/(loss)                                   (0.15)%

Supplemental Data:
      Net assets at end of period (000)                           $592,520
      Portfolio turnover rate                                           17%

----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
(4) Annualized.

FLAG INVESTORS COMMUNICATIONS FUND


                                                         For the Period
                                                       January 3, 1995(1)
              For the Years Ended December 31,        through December 31,
----------------------------------------------------------------------------
           1998            1997              1996            1995

        $  19.22         $ 15.51           $ 14.83          $12.28
        --------         -------           -------          ------

           (0.02)           0.18              0.19            0.30
           15.83            5.34              1.63            3.56
        --------         -------           -------          ------
           15.81            5.52              1.82            3.86
        --------         -------           -------          ------


           (0.32)          (0.31)            (0.30)          (0.31)
           (0.91)          (1.50)            (0.84)          (1.00)
        --------         -------           -------          ------
           (1.23)          (1.81)            (1.14)          (1.31)
        --------         -------           -------          ------
        $  33.80         $ 19.22           $ 15.51          $14.83
        ========         =======           =======          ======
           83.91%          36.36%            12.60%          32.42%

            1.80%           1.86%             1.92%           1.70%(3),(4)
           (0.35)%          0.29%             0.95%           2.13%(4)


        $165,308         $32,474           $17,661          $7,504
              14%             26%               20%             24%




                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)


                                                  For the       For the Period
                                                 Year Ended     Nov. 1, 1998(1)
                                                 December 31,   through Dec. 31,
--------------------------------------------------------------------------------
                                                     1999             1998
Per Share Operating Performance:
      Net asset value at beginning of period       $ 33.84           $25.50
                                                   -------           ------
Income from Investment Operations:
      Net investment income/(loss)                   (0.02)           (0.01)
      Net realized and unrealized gain
          on investments                             14.56             9.21
                                                   -------           ------
      Total from Investment Operations               14.54             9.20
                                                   -------           ------
Less Distributions:
      Distributions from net investment income
        and net realized short-term gains            (0.19)           (0.21)
      Distributions from net realized
          long-term gains                            (5.31)           (0.65)
                                                   -------           ------
      Total distributions                            (5.50)           (0.86)
                                                   -------           ------
      Net asset value at end of period             $ 42.88           $33.84
                                                   =======           ======
Total Return(2)                                      44.33%           36.70%
Ratios to Average Daily Net Assets:
      Expenses                                        1.70%            1.85%(3)
      Net investment income/(loss)                   (0.20)%          (0.61)%(3)

Supplemental Data:
      Net assets at end of period (000)            $91,176           $3,247
      Portfolio turnover rate                           17%              14%

----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND

Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                                    For the Period
                                                                  For the           June 4, 1998(1)
                                                                Year Ended              through
                                                                December 31,          December 31,
                                                                    1999                  1998
Per Share Operating Performance:
      Net asset value at beginning of period                      $ 34.27                $23.26
                                                                  -------                ------
Income from Investment Operations:
      Net investment income                                          0.27                  0.06
      Net realized and unrealized gain on investments               14.93                 12.17
                                                                  -------                ------
      Total from Investment Operations                              15.20                 12.23
                                                                  -------                ------
Less Distributions:
      Distributions from net investment
          income and net realized
          short-term gains                                          (0.40)                (0.31)
      Distributions from net realized
          long-term gains                                           (5.31)                (0.91)
                                                                  -------                ------
      Total distributions                                           (5.71)                (1.22)
                                                                  -------                ------
      Net asset value at end of period                            $ 43.76                $34.27
                                                                  =======                ======
      Total Return                                                  45.89%                53.95%
Ratios to Average Daily Net Assets:
      Expenses                                                       0.72%                 0.83%(2)
      Net investment income                                          0.86%                 0.49%(2)

Supplemental Data:
      Net assets at end of period (000)                           $28,153                $  813
      Portfolio turnover rate                                          17%                   14%

----------
(1)  Commencement of operations.
(2)  Annualized.


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND


Notes to Financial Statements

NOTE 1--Significant Accounting Policies

         Flag Investors Communications Fund, Inc. (the "Fund"), which is organized as a Maryland Corporation and began operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment management company. Its objective is to seek to maximize total return through long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

         The Fund consists of four share classes: Class A Shares, which began operations January 18, 1984; Class B Shares, which began operations January 3, 1995; Class C Shares, which began operations November 1, 1998; and Institutional Shares, which began operations June 4, 1998. Class D Shares were converted to Class A Shares on November 20, 1998.

         The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

         When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1999 there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS COMMUNICATIONS FUND

         B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

         C. Federal Income Tax--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

            The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

         D. Securities Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS COMMUNICATIONS FUND

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

         Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Deutsche Bank AG, is the Fund's investment advisor. On June 4, 1999, Bankers Trust Corporation, then the parent company of ICC, was acquired by Deutsche Bank AG. As a result, ICC became an indirect wholly owned subsidiary of Deutsche Bank AG.

         As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion. For the year ended December 31, 1999, ICC's advisory fee was $11,892,502 of which $1,302,185 was payable at the end of the year.

         Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCpays ABIM a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

         ICC provides accounting services to the Fund for which the Fund pays ICCan annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1999, ICC's fee was $153,996 of which $13,365 was payable at the end of the year.

         ICC also provides transfer agency services to the Fund for which the Fund pays ICCa per account fee that is calculated and paid monthly. For the year ended December 31, 1999, ICC's fee was $1,639,648 of which $223,167 was payable at the end of the year.

         Certain officers and directors of the Fund are also officers or directors of ICC.

FLAG INVESTORS COMMUNICATIONS FUND

         ICC Distributors, Inc., provides distribution services to the Fund for which the Fund pays ICCDistributors an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates:0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. For the year ended December 31, 1999, the distribution fee was $8,092,514, of which $987,662 was payable at the end of the year.

         Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. For the year ended December 31, 1999, custody fees amounted to $146,539, of which $18,276 was payable at the end of the year.

         The Fund participates along with other Flag Investor Funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1999 was $29,022 and the accrued liability was $94,913.

NOTE 3--Capital Share Transactions

         The Fund is authorized to issue up to 127 million shares of $.001 par value capital stock (75 million Class A Shares, 20 million Class B Shares, 15 million Class C Shares, 15 million Institutional Shares and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                        Class A Shares
                                               ------------------------------
                                                  For the          For the
                                                 Year Ended      Year Ended
                                               Dec. 31, 1999    Dec. 31, 1998
                                               -------------    -------------
Shares sold                                       15,431,133       7,977,108
Shares issued to shareholders on
      reinvestment of dividends                    5,099,826       1,383,390
Shares redeemed                                   (9,333,388)     (4,236,213)
                                                ------------    ------------
Net increase in shares outstanding                11,197,571       5,124,285
                                                ============    ============
Proceeds from sale of shares                    $602,295,609    $208,050,462
Value of reinvested dividends                    211,096,175      37,846,228
Cost of shares redeemed                         (366,305,193)   (100,876,700)
                                                ------------    ------------
Net increase from capital share transactions    $447,086,591    $145,019,990
                                                ============    ============

FLAG INVESTORS COMMUNICATIONS FUND


Notes to Financial Statements (concluded)

NOTE 3--continued

                                                   Class B Shares
                                           -------------------------------
                                             For the            For the
                                            Year Ended        Year Ended
                                           Dec. 31, 1999     Dec. 31, 1998
                                           -------------     -------------

Shares sold                                  8,689,423          3,461,232
Shares issued to shareholders on
      reinvestment of dividends              1,379,540            162,054
Shares redeemed                             (1,131,119)          (421,723)
                                          ------------      -------------
Net increase in shares outstanding           8,937,844          3,201,563
                                          ============      =============
Proceeds from sale of shares              $332,813,853       $ 86,906,479
Value of reinvested dividends               56,356,025          4,455,460
Cost of shares redeemed                    (43,429,347)       (10,210,390)
                                          ------------      -------------
Net increase from capital share
  transactions                            $345,740,531       $ 81,151,549
                                          ============      =============


                                                    Class C Shares
                                         ----------------------------------
                                                            For the Period
                                            For the         Nov. 1, 1998(1)
                                           Year Ended           through
                                          Dec. 31, 1999      Dec. 31, 1998
                                         --------------    ----------------

Shares sold                                  2,010,012            96,807
Shares issued to shareholders on
      reinvestment of dividends                180,808             1,030
Shares redeemed                               (160,531)           (1,875)
                                          ------------      ------------
Net increase in shares outstanding           2,030,289            95,962
                                          ============      ============
Proceeds from sale of shares              $ 77,856,408      $  2,839,788
Value of reinvested dividends                7,417,986            29,394
Cost of shares redeemed                     (6,384,715)          (54,186)
                                          ------------      ------------
Net increase from capital share
  transactions                            $ 78,889,679      $  2,814,996
                                          ============      ============


----------
(1) Commencement of operations.

FLAG INVESTORS COMMUNICATIONS FUND


NOTE 3--concluded

                                                    Institutional Shares
                                             --------------------------------
                                                               For the period
                                               For the         June 4, 1998(1)
                                              Year Ended           through
                                             Dec. 31, 1999      Dec. 31, 1998
                                             -------------      -------------
Shares sold                                       640,450            23,201
Shares issued to shareholders on
      reinvestment of dividends                    60,123               521
Shares redeemed                                   (80,971)               --
                                              -----------          --------
Net increase in shares outstanding                619,602            23,722
                                              ===========          ========
Proceeds from sale of shares                  $24,957,495          $622,784
Value of reinvested dividends                   2,518,397            14,595
Cost of shares redeemed                        (3,252,203)               --
                                              -----------          --------
Net increase from capital share transactions  $24,223,689          $637,379
                                              ===========          ========
----------
(1) Commencement of operations.


NOTE 4--Investment Transactions

         Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $789,197,015 and sales of investment securities aggregated $311,378,591 for the year ended December 31, 1999.

         At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,429,510,409 and aggregate unrealized depreciation for all securities in which there is an excess of tax cost over value was $45,910,188.

NOTE 5--Net Assets

         On December 31, 1999, net assets consisted of:

Paid-in capital:
      Class A Shares                                          $   870,858,269
      Class B Shares                                              453,320,728
      Class C Shares                                               81,704,675
      Institutional Shares                                         24,861,067
Distributions in excess of  net investment income                    (161,307)
Accumulated net realized gain from security transactions           17,655,806
Net unrealized appreciation of investments                      1,379,494,921
                                                               --------------
                                                               $2,827,734,159
                                                               ==============

FLAG INVESTORS COMMUNICATIONS FUND


Report of Independent Accountants

To the Board of Directors and Shareholders of Flag Investors Communications Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Flag Investors Communications Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 11, 2000

FLAG INVESTORS COMMUNICATIONS FUND


Tax Information (Unaudited)
For the Tax Year Ended December 31, 1999

         We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

         The fund's distributions to shareholders included $294,729,286 from long-term capital gains.

         Of ordinary distributions made during the fiscal year ended December 31, 1999, 91.61% qualifies for the dividends received deduction available to corporate shareholders.

         Of the ordinary distributions made during the fiscal year ended December 31, 1999, .13% has been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from the income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

FLAG INVESTORS COMMUNICATIONS FUND


Special Meeting (Unaudited)
         A Special Meeting of Shareholders (the "Special Meeting") was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement with ICC and a new sub-advisory agreement with ABIM. Additionally, shareholders elected the Board of Directors. The Special Meeting was reconvened on October 22, 1999, at which time shareholders voted to eliminate or modify certain fundamental investment restrictions of the Fund.

         The results of the shareholder voting at the Special Meeting are as follows:

                                                                              Withheld/      Broker
Proposal                                      For             Against          Abstain      Non-Votes
------------------------------------------------------------------------------------------------------
Elect Truman T. Semans                      30,410,578                          574,969
Elect Richard R. Burt                       30,386,642                          598,905
Elect Richard T. Hale                       30,454,253                          531,294
Elect Joseph R. Hardiman                    30,415,255                          570,292
Elect Louis E. Levy                         30,432,199                          553,348
Elect Eugene J. McDonald                    30,377,545                          608,002
Elect Rebecca W. Rimel                      30,439,926                          545,621
Elect Robert H. Wadsworth                   30,387,333                          598,214
Investment Advisory Agreement
with ICC                                    29,634,209         401,978          949,360
Sub-Advisory Agreement with ICC and
Alex. Brown Investment Management.          29,575,067         443,140          967,340
Eliminate policy concerning
short sales                                 20,901,885       2,285,492        1,177,279       5,875,076
Eliminate policy regarding purchasing
of securities on margin                     20,685,598       2,524,362        1,154,697       5,875,075
Eliminate policy regarding purchases of
oil, gas or mineral interests               20,582,000       2,538,740        1,243,917       5,875,075
Modify policy regarding purchase or
sale of commodities or commodity
contracts                                   20,594,036       2,613,783        1,156,838       5,875,075
Modify policy regarding borrowing           21,117,919       2,097,105        1,149,633       5,875,075
Reclassify illiquid securities from
fundamental to non-fundamental              21,232,171       1,740,001        1,392,485       5,875,075

FLAG INVESTORS COMMUNICATIONS FUND


Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

       RICHARD R. BURT                             REBECCA W. RIMEL
           Director                                    Director

       RICHARD T. HALE                           ROBERT H. WADSWORTH
           Director                                    Director

      JOSEPH R. HARDIMAN                          CARL W. VOGT, ESQ.
           Director                                   President

        LOUIS E. LEVY                              CHARLES A. RIZZO
           Director                                   Treasurer

      EUGENE J. MCDONALD                            AMY M. OLMERT
           Director                                   Secretary

                                                   DANIEL O. HIRSCH
                                                 Assistant Secretary




Investment Objective

This mutual fund (the "Fund") is designed to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

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






         This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

         For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             (GRAPHIC APPEARS HERE)

                                    Balanced
                               Value Builder Fund

                                     Growth
                              Equity Partners Fund
                              Emerging Growth Fund

                                   Specialty
                              Communications Fund
                          Real Estate Securities Fund

                                 International
                               International Fund

                             European Mid-Cap Fund
                              Japanese Equity Fund

                                Top 50 Strategy
                                  Top 50 World
                                 Top 50 Europe
                                  Top 50 Asia
                                  Top 50 U.S.

                                  Fixed Income
                     Total Return U.S. Treasury Fund Shares
                         Short-Intermediate Income Fund

                                Tax-Free Income
                         Managed Municipal Fund Shares

                                  Money Market
                          Cash Reserve Prime Shares

                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG
                             WWW.FLAGINVESTORS.COM

                             ICC Distributors, Inc.
                                                                 COMMANN(2/00)